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                                                                    EXHIBIT 99.6

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

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                                               :
HANOVER DIRECT, INC.,                                   Index No. 03/602269

                           Plaintiff,          :
                                                        Hon. Charles E. Ramos
         -against-                             :        (IAS Part 53)

RICHEMONT FINANCE S.A. AND CHELSEY
DIRECT, LLC.                                   :        STIPULATION OF
                                                        DISCONTINUANCE
                          Defendants.
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                  IT IS HEREBY STIPULATED AND AGREED by and between plaintiff
Hanover Direct, Inc. and defendants Richemont Finance, S.A. and Chelsey Direct, LLC, through their respective undersigned attorneys of record herein, as follows:

         1. THIS ACTION, INCLUDING ALL CLAIMS AND COUNTERCLAIMS ASSERTED HEREIN, IS HEREBY DISCONTINUED, WITH PREJUDICE, AND WITHOUT COSTS (INCLUDING ATTORNEYS' FEES) TO ANY PARTY AS AGAINST ANY OTHER.

         2. THIS STIPULATION MAY BE FILED WITH THE CLERK OF THE COURT BY ANY PARTY WITHOUT FURTHER NOTICE TO any other party.

Dated: New York, New York
       November 30, 2003

ORANS, ELSEN, & LUPERT LLP                   SKADDEN,   ARPS,   SLATE,
                                             MEAGHER & FLOM LLP

By: /s/  Leslie A. Lupert                    By:
    -------------------------------              -------------------------------
     Leslie A. Lupert                            Robert E. Zimet
     One Rockefeller Plaza                       Four Times Square
     New York, New York 10022                    New York, New York 10036
     (212) 586-2211                              (212) 735-3000

     Attorneys for Plaintiff                     Attorneys for Defendant
     Hanover Direct, Inc.                        Richemont Finance, S.A.

SWIDLER BERLIN SHEREFF FRIEDMAN, LLP             WACHTEL & MAYSR, LLP
405 Lexington Avenue



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New York, New York 10174
(212) 973-0777                               By: /s/  John H. Reichmant
                                                -------------------------------
                                                 John H. Reichmant
                          -and-                  110 East 59th Street
                                                 New York, New York 10022
                                                 (212) 909-9500
                                                 Attorneys for Defendant
                                                 Chelsey Direct, LLC